UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2017 (July 31, 2017)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54960	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

285 North Drive

Suite D

Melbourne, FL 32934

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On July 31, 2017, Nxt-Id, Inc. (the “Company”) issued a press release (the “First Press Release”) announcing preliminary financial results for the six months and fiscal quarter ended June 30, 2017.  A copy of the First Press Release is furnished herewith as Exhibit 99.1.

The information set forth in Item 2.02 of this Form 8-K (including Exhibit 99.1) is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

On July 31, 2017, the Company issued a second press release (the “Second Press Release”) announcing that the Company would hold an investor webcast on Wednesday, August 2, 2017, to discuss quarterly earnings and provide a corporate update to shareholders. The webcast will be archived and available on the Company’s website for a limited time. A copy of the Second Press Release is furnished herewith as Exhibit 99.2.

The information set forth in Item 7.01 of this Form 8-K (including Exhibit 99.2) is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange act, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Forward-Looking Statements

Exhibits 99.1 and 99.2 each contain forward-looking statements regarding the Company, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Please refer to the cautionary notes in the press releases regarding these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	First Press Release dated July 31, 2017
Exhibit 99.2	Second Press Release dated July 31, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXT-ID, INC.

Date: August 1, 2017	By:	/s/ Gino M. Pereira
Name: Gino M. Pereira Title: Chief Executive Officer

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